UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

Q32 Bio Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38433	47-3468154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 999-0232

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QTTB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

As further described under Item 5.07 of this Current Report on Form 8-K, on June 13, 2025 at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Q32 Bio Inc. (the “Company”), and upon the recommendation of the Board of Directors (the “Board”) of the Company, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to limit the liability of certain officers of the Company as permitted by Delaware law (the “Charter Amendment”). The Charter Amendment was previously approved by the Board, subject to stockholder approval.

The Charter Amendment is described in detail under “Proposal No. 2 – to approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to limit the liability of certain officers as permitted by amendments to Delaware law” beginning on page 13 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2025 (the “Proxy Statement”) in connection with the Annual Meeting. The text of the Charter Amendment was included in Annex A of the Proxy Statement.

The Charter Amendment became effective upon its filing with the Secretary of State of the State of Delaware on June 16, 2025.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

During the Annual Meeting, the Company’s stockholders considered and voted on the six proposals set forth below, each of which is described in greater detail in the Proxy Statement. Represented in person or by proxy at the Annual Meeting were 9,655,408 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), out of 12,197,615 shares entitled to vote at the Annual Meeting, or 79.15% of the total number of shares outstanding as of April 16, 2025, the record date. The final voting results of the matters submitted to the stockholders’ vote are set forth below.

Proposal No. 1 – Election of Class I Directors:

The stockholders of the Company elected David Grayzel, M.D., Isaac Manke, Ph.D., and Diyong Xu as Class I directors of the Company, for a three-year term ending at the annual meeting of stockholders to be held in 2028 and until their successors have been duly elected and qualified, or until their earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the Class I directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
David Grayzel, M.D.	7,990,255	58,381	1,606,772
Isaac Manke, Ph.D.	7,505,450	543,186	1,606,772
Diyong Xu	7,726,233	322,403	1,606,772

Proposal No. 2 – Approval of Amendment of the Company’s Certificate of Incorporation to Limit the Liability of Certain Officers of the Company:

The stockholders approved an amendment to the Certificate of Incorporation to include an officer exculpation provision that limits the liability of certain of the Company’s officers as permitted under current Delaware law. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,982,591	58,141	7,904	1,606,772

Proposal No. 3 – Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025:

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,641,976	7,634	5,798	—

Proposal No. 4 – Non-Binding, Advisory Vote on the Compensation of the Company’s Named Executive Officers:

The stockholders of the Company approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,445,998	594,526	8,112	1,606,772

Proposal No. 5 – Non-Binding, Advisory Vote on the Preferred Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers:

The stockholders of the Company voted, on a non-binding, advisory basis, for “One Year” as the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers. In light of the results of the advisory vote, the Company will continue to hold an advisory say-on-pay vote annually until the next stockholder vote on the frequency of future advisory votes to approve executive compensation. The results of the stockholders’ vote with respect to such approval were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
8,029,536	2,123	6,576	10,401	1,606,772

Proposal No. 6 – Approval of an Adjournment of the Annual Meeting to the Extent There are Insufficient Votes to Approve Proposal No. 2:

The stockholders of the Company approved an adjournment of the Annual Meeting to the extent there are insufficient votes to approve Proposal No. 2. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,878,272	166,768	3,596	1,606,772

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company – Officer Exculpation, dated June 16, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q32 BIO INC.

Date: June 17, 2025	By:	/s/ Jodie Morrison
	Name:	Jodie Morrison
	Title:	Chief Executive Officer